
                                  SCHEDULE 14A
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                            SCHEDULE 14A INFORMATION


                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

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

                             CUSEEME NETWORKS, INC.
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                (Name of Registrant as Specified In Its Charter)


                                 NOT APPLICABLE
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                                                                   PRESS RELEASE


CONTACTS:

Tanya Prather                                      Meredith Bagnulo
CUseeMe Networks                                   Merritt Group
603.886.9050 ext 359                               703.556.6300 ext. 122
tprather@cuseeme.com                               bagnulo@merrittgrp.com


                CUSEEME NETWORKS ANNOUNCES REDUCTION IN WORKFORCE


NASHUA, New Hampshire - June 5, 2001 - CUseeMe(R) Networks, Inc. (NASDAQ: CUSM) today announced that it has reorganized its workforce in order to control costs. As a result of the reorganization, the Company is laying off 26 employees and has eliminated nine additional positions that were open due to attrition in the ordinary course of business. The majority of lay-offs are effective immediately; a small number of affected employees will be retained for a transition period. The elimination of these 35 positions will result in a 28 percent total reduction in the Company's workforce.

"In anticipation of our impending merger with First Virtual Communications, we are recognizing operational efficiencies by streamlining the organization," said Killko Caballero, president and CEO of CUseeMe Networks. "We have eliminated positions due to redundancies and alignment of resources across the joint organization, which we believe will enable us to be a stronger, more agile company post merger. Additionally, we believe the reorganization will reduce our cash burn rate and better position us to take advantage of the future growth opportunities we've defined."

The announced reorganization includes the elimination of positions across the Company, and a number of cuts relating to certain non-core and low margin products and services. The Company expects that the reorganization will result in savings of approximately $2.5 million a year.

The Company will be holding a special meeting on June 19, 2001 to allow shareholders to vote on the proposed merger with First Virtual
Communications. In the event that the merger is not approved, the Company will take appropriate measures designed to ensure that the organization is able to meet operational demands.

ABOUT CUSEEME NETWORKS

CUseeMe Networks is a leading provider of innovative technologies that enable voice and visual communications over IP-based networks. CUseeMe Networks provides cost-effective, integrated end-to-end software solutions for large-scale deployments of video collaboration to enterprise desktops. With over a decade of IP-based communications experience, CUseeMe Networks is the pioneer in interactive voice, video, and data collaboration. Its award-winning technology facilitates standards-based collaborative communications, both one-on-one and in groups, over corporate intranets, virtual private networks
(VPNs), and the open Internet. Products such as the CUseeMe Conference Server, a software-based multipoint control unit (MCU), and CUseeMe Web, a flexible web-based desktop videoconferencing client technology, work hand-in-hand to provide maximum flexibility, seamless integration, and scalability, in combination with outstanding performance, reliability, and features. The company's desktop conferencing solutions can be integrated seamlessly into popular enterprise messaging and collaboration environments such as Microsoft Exchange. CUseeMe Networks partners with resellers, integrators and service providers to deploy its solutions worldwide. Information about CUseeMe Networks can be found on the web at http://www.cuseeme.com.

ALL TRADEMARKS ARE RECOGNIZED.

                                       ###

                   SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THIS NEWS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS IN THE SECOND, THIRD AND FOURTH PARAGRAPHS, INCLUDING, WITHOUT LIMITATION, STATEMENTS CONTAINING THE WORDS, "BELIEVES," "ANTICIPATES," "EXPECTS" AND WORDS OF SIMILAR IMPORT. SUCH FORWARD-LOOKING STATEMENTS HAVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF THE COMPANY AFTER THE MERGER OR INDUSTRY RESULTS TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE OR

ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. SUCH FACTORS INCLUDE, AMONG OTHERS: RISKS ASSOCIATED WITH DIFFICULTIES IN SUCCESSFULLY INTEGRATING THE BUSINESSES AND TECHNOLOGIES AFTER THE MERGER; COSTS RELATED TO THE MERGER; FAILURE TO OBTAIN REQUIRED STOCKHOLDER APPROVALS OF THE MERGER; FAILURE OF THE COMBINED COMPANY TO RETAIN AND HIRE KEY EXECUTIVES, TECHNICAL PERSONNEL AND OTHER EMPLOYEES; DIFFICULTY OF SUCCESSFULLY MANAGING A LARGE ORGANIZATION; MARKET ACCEPTANCE OF VIDEO TECHNOLOGY; POTENTIAL INABILITY TO MAINTAIN BUSINESS RELATIONSHIPS WITH TELECOMMUNICATIONS CARRIERS, DISTRIBUTORS AND SUPPLIERS; RAPID TECHNOLOGICAL CHANGES; COMPETITION IN THE VIDEO NETWORKING INDUSTRY; CONSOLIDATION AND COST PRESSURES IN THE VIDEO NETWORKING INDUSTRY; AND OTHER RISK FACTORS REFERENCED IN FIRST VIRTUAL COMMUNICATIONS' AND CUSEEME NETWORKS' PUBLIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE COMPANIES' RESPECTIVE QUARTERLY REPORTS FOR THE MOST RECENT QUARTER FILED FOR FIRST VIRTUAL COMMUNICATIONS ON FORM 10-Q AND FILED FOR CUSEEME NETWORKS ON FORM 10-QSB. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS NEWS RELEASE ARE MADE AS OF THE DATE HEREOF AND CUSEEME NETWORKS DOES NOT ASSUME ANY OBLIGATION TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS.